Exhibit 10.2

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]”

and has been filed separately with the Securities and Exchange Commission pursuant to a

Confidential Treatment Application filed with the Commission

Statement of Work #

StarComm Product Implementation Phase

1. INTRODUCTION

This Statement of Work # (“SOW”) is made this      day of April 2009 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Networks Inc. (“TerreStar” or “TSN”) for the StarComm (Commercial ATC/SAT PDA) product development implementation phase (milestones M1-M2) activities, and is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”). Capitalized terms that are not otherwise defined in this SOW have the meaning defined in the Agreement.

2. PROGRAM OVERVIEW

The main objective of the Commercial ATC/SAT PDA program (hereafter referred to as “StarComm”) is to specify, design, develop and validate the commercial PDA capable of operating on the TerreStar’s S-band network, [***].

The StarComm Product development is a joint effort between [***], who collectively will be referred to in this SOW as the “Program Parties”.

TerreStar has the responsibility to define product requirements, operator service definitions and to accept Industrial Design (ID) and specifications to be used for the StarComm Product and their shipments. In addition TerreStar and EB shall define overall requirements for product demand-supply concept and accept the final procedure. When design is verified prior to commercial production, Terrestar shall review and approve the cosmetic design of the device including logoing and other external messaging.

Elektrobit is responsible for product main system integration, design validation and manufacturing. Hughes is responsible to provide satellite modem hardware (excluding satellite RF) and satellite modem software as well as satellite testing systems to be used in product development.

The main input document for the StarComm product development is the TerreStar Commercial PDA Phone Product Description (Starcomm Commercial Phone Product Description.doc, v2.4.0, Jan 30, 2009) and TerreStar Requirement Specification (StarComm Requirements.xls, v1.0, Mar 25, 2009) which are mutually approved by TerreStar and Elektrobit at M1 milestone and the changes to these documents are also mutually agreed using the Change Management Process.

Elektrobit will clarify requirements and specifications for the StarComm Product according to product and testing requirements received from TerreStar and through consultation with the Program Parties.

This SOW covers the items for the [***].

[***]

The work packages, representing the work effort of development activities, are following:

[***]

WP1: [***]

This work package includes tasks to be performed by EB during the [***] for the following activities:

[***]

WP2: [***]

This work package includes [***] including

[***]

The following documents are used as baseline for the execution of the tasks with this work package between M1 and M2 milestones. The documents are approved by EB and TerreStar at M1 milestone. All changes to the tasks, documents or product must be mutually agreed between EB and TerreStar. Documents are updated according to corresponding changes.

[***]

WP3: [***]

This work package includes [***] with the following tasks

[***]

The following documents are used as baseline for the execution of the tasks with this work package between M1 and M2 milestones. The documents are approved by EB and TerreStar at M1 milestone. All changes to the tasks, documents or product must be mutually agreed between EB and TerreStar. Documents are updated according to corresponding changes.

[***]

WP4: [***]

This work package includes [***]. The listed documents are used as baseline for the execution of the tasks with HW, mechanics and SW implementation between M1 and M2 milestones. The documents are approved by EB and TerreStar at M1 milestone. All changes to the tasks, documents or product must be mutually agreed between EB and TerreStar. Documents are updated according to corresponding changes.

[***]

[***]

[***]

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WP5: [***]:

EB performs [***]. The following documents are used as baseline for the execution of the tasks with verification, validation (including Terrestar User Acceptance Testing) and pre-operator testing implementation between M1 and M2 milestones. [***]. The documents below were approved by EB and TerreStar within the M1 development effort. All changes to the tasks, documents or product must be mutually agreed between EB and TerreStar. Documents are updated according to corresponding changes.

[***]

WP6: [***]

This work package includes tasks for [***].

The listed documents are used as baseline for the execution of the tasks with this work package between M1 and M2 milestones. The documents are approved by EB and TerreStar at M1 milestone. All changes to the tasks, documents or product must be mutually agreed between EB and TerreStar. Documents are updated according to corresponding changes.

[***]

[***]

[***]

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3. PERIOD OF PERFORMANCE

Based on the planned schedule the period of performance for work to be performed by EB under this SOW is approximately [***].

4. SCHEDULE

The following table includes the target schedule for StarComm product development. In addition to main milestones (M1, M2) there are several review milestones, where a separate TSN review and decision is needed for the further actions after the corresponding review milestone (e.g. decision for related investment). EB shall schedule a review of these critical milestone documents at most 3 days after release to TerreStar and shall receive signoff from Terrestar within 7 days of release to TerreStar (unless issues are unresolved at that time).

StarComm Product development program target milestone schedule

Milestone or Phase	ID (EB)	Description	Target Date
[***]	[***]	[***]	[***]
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[***]

5. TERRESTAR FURNISHED ITEMS

The following table list Terrestar Furnished Items to Elektrobit which originate from Program Parties or 3rd Parties.

StarComm Product program implementation phase, Terrestar Furnished Items:

Domain	Input for the Work Package(s)	TerreStar Furnished Item	Milestone	Responsible
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]

6. EB DELIVERABLES

The following table represents Elektrobit deliverables.

The Deliverables based on inputs from other Program Parties and further activities during StarComm Product program implementation phase (M1 – M2) by Elektrobit

Domain	Work Package	EB Deliverable	Deliverable format	Milestone	Responsible
[***]	[***]	[***]	[***]	[***]	[***]
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Domain	Work Package	EB Deliverable	Deliverable format	Milestone	Responsible
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[***]	[***]	[***]	[***]	[***]	[***]

7. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists some but not all of the StarComm product dependencies and assumptions during implementation phase (M1 – M2). These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB support. Dependencies are indicated a D and Assumptions with an A.

Item #	Category	Work package	Description
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]

10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
21	[***]	[***]	[***]
22	[***]	[***]	[***]
23	[***]	[***]	[***]

8. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work primarily [***]. EB has engaged [***] developed under this SOW. There is also need for integration camps and review meetings with third parties’ premises. Travelling to [***] and third parties are needed during the project. Those travelling costs are estimated in the project costs. Travelling to other locations or with other purposes with additional expenses must be pre-approved by TerreStar and EB

9. ACCEPTANCE OF DELIVERABLES

As set forth in section 6 of the Agreement, TSN will notify EB of its acceptance or rejection of the critical deliverables within the thirty (30) day Acceptance period. See the schedule in section 4 in this SOW. The critical deliverables are mutually agreed between EB and TSN before the milestone M2.

10. PRICING AND PAYMENTS

The services under this SOW will be performed on time and material basis including materials, travel and other expenses.

Billing, payment and other terms and conditions shall be according to the Agreement. If TerreStar terminates this SOW before milestone M2, TerreStar will pay EB a prorated amount of the price in the following table (Table 10.1).

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks. EB will provide status reports every two weeks during the period of performance with information on amounts incurred and a revised forecast for the remaining work to be done.

Phase	Description
[***]	[***]	[***] USD
[***]	[***]	[***] USD
	Total:	18 096 570 USD

Table 10.1. Not-to-exceed amount for the SoW

10.1. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement

11. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the Consultant Steering Group will take to TerreStar for decisions.

TSN is responsible for coordinating between EB and [***]. In the event that a dispute arises between EB and [***], TSN will provide the final resolution to any such dispute with respect to EB’s course of action, and EB agrees to be bound by TSN’s decision.

12. CONSULTANT STEERING GROUP

Name	TerreStar Technical	Business	EB Technical	Business	[***] Technical	Business
	[***]	[***]	[***]	[***]

13. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW are covered by Section 6 (Ownership of Work Product) of the Agreement

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Pertti Korhonen
Name:	Jeffrey W. Epstein	Name:	Pertti Korhonen

Title:	President	Title:	Attorney-in-fact
Date:	April 15, 2009	Date:	April 15, 2009